UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         FORM SE Dated June 28, 2002
                                       -------------

                                      Six months
N-SAR                                 ended 4/30/02           811-4911
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Report, Schedule or Statement of     Period of Report    SEC File No. of Form,
 Which the Documents Are a Part      (If Appropriate)    Schedule or Statement

State Street Research Financial Trust                    806390
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(Exact Name of Registrant As Specified in Charter)       Registrant CIK Number


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Name of Person Other than the Registrant Filing the Form, Schedule or Statement


             The undersigned hereby files the following documents:

Attach an exhibit index and the exhibits not filed electronically as required by
    Item 601 of Regulation S-K, the applicable Form, Schedule or Statement.

                   SIGNATURES: Complete A or B, as Appropriate
                       See General Instructions to Form SE

A. Filings Made on Behalf of the Registrant: The Registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts on the 28th day of June, 2002.
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                                    State Street Research Financial Trust
                                    -------------------------------------
                                             (Name of Registrant)


                                    /s/ Edward T. Gallivan, Jr.
                                By: -------------------------------------
                                                 (Signature)


                                    Edward T. Gallivan, Jr.
                                    -------------------------------------
                                                 (Print Name)


                                    Assistant Treasurer
                                    -------------------------------------
                                                    (Title)


B. Filings Made by Persons Other Than the Registrant: After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

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    (Date)                                (Signature)

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                    (Print the Name and Title of Each Person Who Signs the Form)

SEC 2082 (12-89)